UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006
                                                  (June 27, 2006)



                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)



    Nevada                         000-32567                      52-2273215
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(State or other jurisdiction (Commission File Number)     (IRS Employer
  of incorporation)                                          Identification No.)



 48499 Milmont Dr., Freemont, CA                                   94538
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On June 28, 2006, the Company agreed to sell 1,250,000 shares of restricted common stock to the Company's President, Jasper Knabb at a price of $8.00 per share. This price was above the closing bid price on June 27.

This private placement totals $10,000,000. These funds are earmarked for strategic acquisitions, building the retail side sales and marketing team and other operational costs.


SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

The Company released the press release attached as Exhibit  99.10.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

Exhibit Number   Description
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99.10          June 28, 2006 Press Release






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PEGASUS WIRELESS CORP.

    June 28, 2006          By:  /s/ Stephen H. Durland
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                                Stephen H. Durland
                                Title: CFO